BANGLA PROPERTY MANAGEMENT, INC.
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EXHIBIT 32.1 - CERTIFICATIONS
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                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Shawn Erickson, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this report on Form 10-KSB of Bangla Property Management, Inc. for the period ending March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Bangla Property Management, Inc.

June 28, 2004

/s/ Shawn Erickson
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Shawn Erickson, Chief Executive Officer, Chief Financial Officer
President & Director of Bangla Property Management, Inc.
























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10KSB-Period Ending March 31, 2004   Bangla Property Management, Inc.    Page 32